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                                                                   EXHIBIT 10.25


                 INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT


                 This INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT (this "Agreement") is dated as of November 10, 1997, and entered into by BT COMMERCIAL CORPORATION, as administrative agent (in such capacity, the "Revolving Agent") for the lenders under the Credit Agreement referred to below, BANKERS TRUST COMPANY, as agent (in such capacity, the "Bridge Agent") for the lenders under the Senior Secured Credit Agreement referred to below, BANKERS TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") under the Pledge Agreements referred to below, and FWT, INC., a Texas corporation (the "Borrower").

                             PRELIMINARY STATEMENTS

                 A. The Borrower, the several lenders from time to time parties thereto (the "Revolving Lenders") and the Revolving Agent, have entered into a Credit Agreement dated as of the date hereof, pursuant to which the Revolving Lenders have made certain commitments, subject to the terms and conditions set forth in the Credit Agreement, to extend certain credit facilities to the Borrower.

                 B. The Borrower, the several lenders from time to time parties thereto (the "Bridge Lenders"; the Bridge Lenders, the Revolving Lenders, the Bridge Agent, the Revolving Agent and the Collateral Agent are sometimes hereinafter collectively referred to as the "Secured Parties") and the Bridge Agent have entered into a Senior Secured Credit Agreement dated as of the date hereof, pursuant to which the Bridge Lenders have made certain commitments, subject to the terms and conditions set forth in the Senior Secured Credit Agreement, to extend certain credit facilities to the Borrower, involving the Bridge Loans, the Term Loans, and Exchange Notes (each as defined in the Senior Secured Credit Agreement).

                 C. As required by the Credit Agreement, the Borrower has executed and delivered in favor of the Revolving Agent for the benefit of the Revolving Lenders that certain Company Security Agreement dated as of the date hereof (said agreement, as it may hereafter be amended, restated or otherwise modified from time to time, being the "Revolving Borrower Security Agreement") granting to Revolving Agent a security interest in all the personal property of Borrower (the "Revolving Borrower Personal Property Collateral").

                 D. As required by the Senior Secured Credit Agreement, the Borrower has executed and delivered in favor of the Bridge Agent for the benefit of the Bridge Lenders that certain Company Security Agreement dated as of the date hereof (said agreement, as it may hereafter be amended, restated or otherwise modified from time to
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time, being the "Bridge Borrower Security Agreement") granting to Bridge Agent a security interest in all the personal property of Borrower other than the inventory, the accounts receivable and the general intangibles (including without limitation, intellectual property) of Borrower (the "Bridge Borrower Personal Property Collateral").

                 E. The Credit Agreement requires that each future Subsidiary of the Borrower that is a Guarantor execute and deliver in favor of the Revolving Agent for the benefit of the Revolving Lenders a security agreement in the form required by such Credit Agreement (said agreement, as it may be amended, restated or otherwise modified from time to time, being a "Revolving Subsidiary Security Agreement") granting to Revolving Agent a security interest in all the personal property of such Subsidiary (the "Revolving Subsidiary Personal Property Collateral"; the Revolving Borrower Security Agreement and the Revolving Subsidiary Security Agreement being herein collectively referred to as the "Revolving Security Agreements" and the Revolving Borrower Personal Property Collateral and the Revolving Subsidiary Personal Property Collateral being herein collectively referred to as the "Revolving Personal Property Collateral").

                 F. The Senior Secured Credit Agreement requires that each future Subsidiary of the Borrower that is a Guarantor execute and deliver in favor of the Bridge Agent for the benefit of the Bridge Lenders a security agreement in the form required by such Senior Secured Credit Agreement (said agreement, as it may be amended, restated or otherwise modified from time to time, being a "Bridge Subsidiary Security Agreement") granting to Bridge Agent a security interest in all the personal property of such Subsidiary other than the inventory, the accounts receivable and the general intangibles (including without limitation, the intellectual property) of such Subsidiary (the "Bridge Subsidiary Personal Property Collateral"; the Bridge Borrower Security Agreement and the Bridge Subsidiary Security Agreement being herein collectively referred to as the "Bridge Security Agreements" and the Bridge Borrower Personal Property Collateral and the Bridge Subsidiary Personal Property Collateral being herein collectively referred to as the "Bridge Personal Property Collateral").

                 G. Each of the Credit Agreement and the Senior Secured Credit Agreement requires that upon acquisition of the stock of a Subsidiary, the Borrower execute and deliver in favor of the Collateral Agent for the benefit of the Secured Parties a pledge agreement in the form required by such Credit Agreement and such Senior Secured Credit Agreement (said agreement, as it may be amended, restated or otherwise modified from time to time, being a "Borrower Pledge Agreement") granting to Collateral Agent a security interest in all of the shares of stock of Borrower's Subsidiaries held by Borrower (the "Borrower Stock Collateral").

                 H. Each of the Credit Agreement and the Senior Secured Credit Agreement requires that each future Subsidiary of the Borrower that is a Guarantor execute and deliver in favor of the Collateral Agent for the benefit of the Secured Parties a pledge agreement in the form required by such Credit Agreement and such Senior Secured Credit Agreement (such agreement, as it may be amended, restated or otherwise modified




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from time to time, being a "Subsidiary Pledge Agreement") granting to
Collateral Agent a security interest in all of the shares of stock of Borrower's indirect Subsidiaries held by such Subsidiary (the "Subsidiary Stock Collateral"; the Borrower Pledge Agreement and the Subsidiary Pledge Agreement being herein collectively referred to as the "Pledge Agreements"; the Borrower Stock Collateral and the Subsidiary Stock Collateral being herein collectively referred to as the "Stock Collateral"; the Pledge Agreements, the Revolving Security Agreements and the Bridge Security Agreements being herein collectively referred to as the "Collateral Documents"; and the Stock Collateral, the Revolving Personal Property Collateral and the Bridge Personal Property Collateral being herein collectively referred to as the "Collateral").

                 I. The Revolving Agent, the Bridge Agent and the Collateral Agent desire to set forth their agreement as to the relative priority of their respective security interests in the Collateral, as to the manner of sharing amounts received from exercise of their rights with respect to the Collateral and as to the exercise of remedies under the Collateral Documents.

                 J. The parties hereto desire to set forth certain provisions regarding the appointment, duties and responsibilities of the Collateral Agent.

                 NOW, THEREFORE, the parties party hereto agree as follows:

                 Section 1. Intercreditor Arrangements.

                 A. Priority. Irrespective of any statement contained in the Collateral Documents and irrespective of the time, order or method of attachment or perfection of the security interests granted thereby, the security interests in the Collateral created by the Collateral Documents in favor of the Bridge Agent and the Bridge Lenders shall have priority to the extent set forth herein over the security interests in the Collateral created by the Collateral Documents in favor of the Revolving Agent and the Revolving Lenders.

                 B. Extent of Priority. The proceeds in respect of any Collateral, whether in the form of cash, securities, insurance proceeds, in kind or otherwise, shall first be distributed to or set aside for the Bridge Agent for the benefit of the Bridge Lenders in an amount equal to the aggregate amount owed to the Bridge Agent and the Bridge Lenders under the Senior Secured Credit Agreement. Any proceeds in excess of such amount shall then be distributed to or set aside for the Revolving Agent for the benefit of the Revolving Lenders in an amount equal to the aggregate amount owed to the Revolving Lenders and the Revolving Agent under the Credit Agreement.

                 C. Enforcement of Remedies. Bridge Agent and Revolving Agent agree to give notice to the other and to the Collateral Agent of the acceleration or demand for payment of any amounts due under the Credit Agreement, the Senior Secured Credit Agreement and the Collateral Documents, as the case may be. With respect to the Bridge Security Agreements and the Revolving Security Agreements, each of the Bridge Agent and




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Revolving Agent may, without the consent of the other or of the Collateral
Agent, proceed to enforce against the Borrower, the Borrower's Subsidiaries or the Collateral any right or remedy which is available to it under such Collateral Documents; provided, however, that it shall give five Business Days prior written notice of such action to the other unless it determines in good faith that immediate action is necessary to protect the Collateral, in which case such notice may be given contemporaneously with the taking of such action. With respect to the Pledge Agreements, the Collateral Agent may, without the consent of the other Secured Parties, proceed to enforce against the Borrower, the Borrower's Subsidiaries or the Collateral any right or remedy which is available to it under such Collateral Documents upon the direction of the Revolving Lenders holding a majority of the Revolving Loan Exposure (as defined in the Credit Agreement) (the "Requisite Revolving Lenders") or the Bridge Lenders holding a majority of the Bridge Loans, the Term Loans and the Exchange Notes then outstanding (the "Requisite Bridge Lenders"), as the case may be; provided, however, that it shall give five Business Days prior written notice of such action to the other Secured Parties unless it determines in good faith that immediate action is necessary to protect the Collateral, in which case such notice may be given contemporaneously with the taking of such action.

                 D. If any Secured Party acquires custody, control or possession of any Collateral or proceeds therefrom, such Secured Party shall promptly cause such Collateral, proceeds or payments to be delivered or distributed in accordance with the provisions of Section 2 of this Agreement. Until such time as the provisions of the immediately preceding sentence have been complied with, such Secured Party shall be deemed to hold all such Collateral, proceeds and payments in trust for the Secured Parties entitled thereto hereunder. Nothing in this Section shall prevent a Secured Party from receiving and retaining payments (a) for the provision of services to Borrower or its Subsidiaries, or (b) in connection with any extension of credit or other financial accommodation to Borrower or its Subsidiaries, or (c) as security for any such extension of credit or other financial accommodation if the obligations of Borrower or its Subsidiaries incurred in connection with such services, extension of credit or other financial accommodation do not constitute obligations secured by the Collateral Documents, and if such obligations are not incurred and such security is not given in breach of the Credit Agreement or the Senior Secured Credit Agreement.

                 E. This Agreement shall only apply to the Secured Parties' rights with respect to the Collateral and the Collateral Documents. Nothing in this Agreement is intended to affect the rights and remedies of any of the Secured Parties with respect to any other security interests, liens, mortgages, pledges or charges of any kind whatsoever which such Secured Parties may now have or may hereafter obtain with respect to any of the Borrower, its Subsidiaries or any of the property or assets of the Borrower or its Subsidiaries other than the Collateral.

                 Section 2. Application of Collateral or Proceeds of Collateral. All Collateral or proceeds therefrom shall be applied in the following order of priority:




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                 First, to the extent not theretofore paid by or on behalf of
Borrower, to pay the fees, costs, expenses of the Revolving Agent, the Bridge Agent or the Collateral Agent incurred in connection with the performance of its duties under the Collateral Documents, including reasonable attorneys' fees and expenses, and any other amounts payable to the Revolving Agent, the Bridge Agent or the Collateral Agent hereunder or under any of the Collateral Documents in respect of any indemnities or other obligations of the Borrower or its Subsidiaries;

                 Second, to the Bridge Agent for the benefit of the Bridge Lenders in the aggregate amount owed to the Bridge Lenders and the Bridge Agent under the Senior Secured Credit Agreement;

                 Third, to the Revolving Agent for the benefit of the Revolving Lenders in the aggregate amount owed to Revolving Lenders and the Revolving Agent under the Credit Agreement; and

                 Fourth, after the payment in full of all obligations under the Collateral Documents, the balance, if any, to such Person or Persons as are entitled thereto.

                 Section 3. Appointment of Collateral Agent.

                 A. The Revolving Agent on behalf of the Revolving Lenders and the Bridge Agent on behalf of the Bridge Lenders hereby severally appoint Bankers Trust Company as Collateral Agent, and authorize the Collateral Agent to serve as the agent and representative of the Revolving Lenders and the Bridge Lenders for the purposes of executing and delivering on their behalf the Pledge Agreements to be executed and delivered by the Borrower and its Subsidiaries party thereto and, subject to the provisions of this Agreement, enforcing the Revolving Lenders' and the Bridge Lenders' rights in respect of the Stock Collateral and the obligations of the Borrower and its Subsidiaries under the Pledge Agreements. Bankers Trust Company hereby accepts such appointment and agrees to act as Collateral Agent hereunder and to enter into and act as Collateral Agent under the Pledge Agreements in accordance with the terms thereof and of this Agreement.

                 B. Each party executing this Agreement which is entitled to give directions to the Collateral Agent agrees that the Collateral Agent may act as Requisite Revolving Lenders or Requisite Bridge Lenders may request (regardless of whether any individual Revolving Lender or Bridge Lender agrees, disagrees or abstains with respect to such request) and that the Collateral Agent shall have no liability for acting in accordance with such request (provided such action does not conflict with the express terms of this Agreement).

                 C. The Collateral Agent may at any time request directions from the Requisite Revolving Lenders or Requisite Bridge Lenders as to any course of action or other matter relating hereto or to the Pledge Agreements. Except as otherwise may be




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provided in the Pledge Agreements, directions given by Requisite Revolving
Lenders or Requisite Bridge Lenders to the Collateral Agent hereunder shall be binding on all Revolving Lenders or all Bridge Lenders, as the case may be.

                 D. Each of the Revolving Agent, the Bridge Agent, the Revolving Lenders and the Bridge Lenders agrees not to take any action whatsoever to enforce any term or provision of the Pledge Agreements or to enforce any of its rights in respect of the Stock Collateral except through the Collateral Agent in accordance with this Agreement.

                 Section 4. Disclaimers, Indemnity, Etc.

                 A. The Collateral Agent shall have no duties or responsibilities to the Secured Parties except those expressly set forth in this Agreement and the Collateral Documents and the Collateral Agent shall not by reason of this Agreement or the Collateral Documents be a trustee for any Secured Party or have any other fiduciary obligation to any Secured Party (other than, if the Exchange Notes are subject to the Trust Indenture Act of 1939, as amended (the "TIA"), any obligation under the TIA). The Collateral Agent shall not be responsible to any Secured Party for any recitals, statements, representations or warranties contained in this Agreement, the Credit Agreement or the Senior Secured Credit Agreement or any related loan documents (collectively, the "Financing Agreements") or in any certificate or other document referred to or provided for in, or received by any of them under, any of the Financing Agreements, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any of the Financing Agreements or any other document referred to or provided for therein or any lien under the Collateral Documents or the perfection or priority of any such lien or the value or condition of the Collateral or the title of the Borrower or its Subsidiaries to the Collateral or for any failure by Borrower or its Subsidiaries to perform any of its obligations under any of the Financing Agreements. The Collateral Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except to the extent of its or their own gross negligence or willful misconduct.

                 B. The Collateral Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telex, telecopy, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower or any Subsidiary of the Borrower), independent accountants and other experts selected by the Collateral Agent.

                 C. Notwithstanding anything to the contrary contained herein, the Collateral Agent shall not be required to take any action that is in its opinion contrary to law or to the terms of this Agreement or any or all of the Collateral Documents or which




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would in its opinion subject it or any of its officers, employees or directors to liability, and the Collateral Agent shall not be required to take any action under this Agreement or any or all of the Collateral Documents unless and until the Collateral Agent shall be indemnified to its satisfaction by the Secured Parties against any and all loss, cost, expense or liability in connection therewith.

                 D. Except as expressly provided herein or in the Collateral Documents, the Collateral Agent shall have no duty to take any affirmative steps with respect to the collection of amounts payable in respect of the Collateral. The Collateral Agent shall incur no liability as a result of any sale of any Collateral at any private sale, except to the extent that such liability arises or results from its gross negligence or willful misconduct.

                 E.    (i)     The Collateral Agent may resign at any time by
giving at least 30 days notice thereof to the Secured Parties (such resignation to take effect as hereinafter provided). In the event of any such resignation of the Collateral Agent, the Revolving Lenders and the Bridge Lenders shall thereupon have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed and shall have accepted such appointment within 30 days after the notice of the intent of the Collateral Agent to resign, then the retiring Collateral Agent may, on behalf of the other Secured Parties, appoint a successor Collateral Agent. Any successor Collateral Agent appointed pursuant to this clause (i) shall be a bank party to the Credit Agreement or the Senior Secured Credit Agreement or a commercial bank organized under the laws of the United States of America or any state thereof and having a combined capital and surplus of at least $250,000,000.

                       (ii) Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent, and the retiring or removed Collateral Agent shall thereupon be discharged from its duties and obligations hereunder. After any retiring or removed Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this Section shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Collateral Agent.

                 F. The Borrower agrees (i) to reimburse the Collateral Agent, on demand, for any expenses incurred by the Collateral Agent, including counsel fees and compensation of agents, arising out of, in any way connected with, or as a result of, the execution or delivery of this Agreement, any Collateral Document or any agreement or instrument contemplated hereby or thereby or the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or in connection with the enforcement or protection of the rights of the Collateral Agent and the Secured Parties under this Agreement and any Collateral Documents and (ii) to indemnify and hold harmless the Collateral Agent and its directors, officers, employees and agents, on demand, from and against any and all claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever




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which may be imposed on, incurred by or asserted against the Collateral Agent in its capacity as the Collateral Agent or any of them in any way relating to or arising out of this Agreement or any Collateral Document, or any action taken or omitted by them under this Agreement or any Collateral Document; provided that the Borrower shall not be liable to the Collateral Agent for any portion of such claims, liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the gross negligence or willful misconduct of the Collateral Agent or any of its directors, officers, employees or agents. In addition, in the event that any successor Collateral Agent shall be appointed, the Borrower agrees to pay the reasonable fees and expenses of such successor Collateral Agent for the performance of its duties hereunder and under the Collateral Documents.

                 Section 5. Miscellaneous.

                 A. All notices and other communications provided for herein shall be in writing and may be personally served, telecopied, or sent by courier delivery or United States mail and shall be deemed to have been given when delivered in person, or upon receipt of such telecopy, courier delivery or mail. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this Section 5(A)) shall be as set forth under each party's name on the signature pages hereof.

                 B. This Agreement and the Collateral Documents may be modified or waived only by an instrument or instruments in writing signed by the Revolving Agent, the Bridge Agent and the Collateral Agent and the Borrower and its Subsidiaries signatory hereto or to any such Collateral Document.

                 C. This Agreement shall be binding upon and inure to the benefit of the Revolving Agent, the Bridge Agent and the Collateral Agent, each other Person party hereto and each Secured Party and their respective successors and assigns.

                 D. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

                 E. Upon the earlier to occur of: (I) the payment in full of the Borrower's obligations under the Senior Secured Credit Agreement through the proceeds of the issuance of the Takeout Securities (as defined in the Credit Agreement) or (II) the termination of all commitments to extend credit which would constitute obligations secured by the Collateral Documents and the indefeasible payment in full of all such obligations and expiration or cancellation of all letters of credit secured by the Collateral Documents, this Agreement shall terminate.

                 F. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE




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GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS
OF LAWS PRINCIPLES.

                 G. By countersigning or otherwise accepting the terms of this Agreement, the Borrower and each Subsidiary party hereto acknowledge and consent to and agree to perform and be bound by each of the provisions hereof stated to be applicable to them.

                 H. All judicial proceedings brought against any party hereto arising out of or relating to this Agreement may be brought in any state or federal court of competent jurisdiction located in the Borough of Manhattan in the State of New York and by execution and delivery of this Agreement, each party hereto accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and waives any defense of forum non conveniens and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement.

                 I. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Each party hereto further warrants and represents that it has reviewed this waiver with its legal counsel, and that it knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

                 J. Nothing contained in this Agreement and no action taken by the Bridge Agent, the Revolving Agent or the Collateral Agent hereunder shall be deemed to constitute the Bridge Agent, the Revolving Agent or the Collateral Agent a partnership, association, joint venture or other entity.




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                 IN WITNESS HEREOF, the parties hereto have caused this
Agreement to be duly executed as of the day and year first above written.

                                        BANKERS TRUST COMPANY, as Bridge Agent

                                        By: /s/ Victoria T. Page
                                           -------------------------------------
                                        Title:  Managing Director
                                              ----------------------------------

                                        Notice Address:

                                        130 Liberty Street, 31st Floor
                                        New York, NY 10006
                                        Attention:
                                                  ----------------------
                                        Telecopy No.: (212) 669-0021


                                        BT COMMERCIAL CORPORATION
                                        as Revolving Agent

                                        By:  /s/ [ILLEGIBLE]
                                           -------------------------------------
                                        Title: Vice President
                                              ----------------------------------

                                        Notice Address:

                                        BT Commercial Corporation
                                        14 Wall Street, 3rd Floor
                                        Mail Stop #4032
                                        New York, NY 10005
                                        Attention: Bharti Baliga
                                        Telecopy: (212) 618-2428




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                 Each Loan Party, by its execution of this Agreement in the space provided below, hereby accepts and agrees to be bound by the foregoing provisions of this Agreement.

                                      FWT, INC.

                                      By: /s/ ROY J. MOORE
                                         ---------------------------------------
                                      Title: C.E.O.
                                            ------------------------------------





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